Exhibit 10.12

NOTE REPAYMENT AGREEMENT

This Note Repayment Agreement (this “Agreement”) is made and entered into as of December 8, 2022 by and among Getaround, Inc., a Delaware corporation (the “Company”), Sam Zaid (the “Borrower”), and Zaid Holdings LLC (“Holdings”). The Company, the Borrower, and Holdings are referred to herein as the “Parties” collectively and a “Party” individually.

WHEREAS, Company and Borrower have entered into Secured Non-Recourse Promissory Notes, as summarized on Exhibit A attached hereto (the “Notes”), pursuant to which Borrower pledged shares of the Company’s capital stock as collateral for such Notes pursuant to corresponding Loan, Pledge, and Option Agreement or Loan and Pledge Agreement, as applicable (the “Loan Agreements”).

WHEREAS, the stock pledged as collateral for the Notes has been transferred to Holdings, subject to the terms and conditions of the Notes.

WHEREAS, the Parties desire to enter into this Agreement to agree to terms and conditions of the repayment and termination of the Notes.

NOW, THEREFORE, in consideration of the terms and provisions of this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery hereof, the Parties, constituting the parties necessary to take the actions contemplated herein, agree as follows:

1. Note Repayment. Effective immediately prior to the Company’s merger with TMPST Merger Sub I, Inc. pursuant to that certain Agreement and Plan of Merger dated as of May 11, 2022, Holdings and Borrower hereby transfer to Company the shares of capital stock of the Company as described on Exhibit B (the “Shares”) as repayment in full of the Notes and all obligations of Borrower thereunder (the “Repayment”). The Company hereby agrees that, notwithstanding anything to the contrary in the Notes, the entire amount owed under the Notes (the “Repayment Amount”) is being tendered by Borrower in the form of the Shares, and effective upon the transfer of such Shares, the Notes and all obligations set forth therein shall be immediately deemed repaid in full and such Notes shall be terminated and cancelled in their entirety, including any security interest effected therein, without any further action required by the Parties. The Parties hereby acknowledge and agree that the fair market value of the Shares is deemed to be as set forth on Exhibit B, consistent with each of the Loan Agreements (as applicable), and collectively at least equal to the Repayment Amount. For the avoidance of doubt, Company shall release to Holdings and to Borrower, as applicable, the remaining Collateral (as defined in the applicable Loan Agreement), if any, after reduction thereto of the Shares delivered to the Company in connection with the Repayment. In connection with the execution and delivery of this Agreement, Holdings and Borrower shall deliver to the Company an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit C, executed in favor of Company, with respect to the Shares.

2. Miscellaneous.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the Party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at their address as set forth on the signature page

(b) Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. The Parties agree that to the extent any unenforceable provision can be re-drafted to be made enforceable, they will agree to the court or arbitrator re-drafting said provision.

(c) Entire Agreement. This Agreement represents the entire understanding of the Parties with respect to the subject matters hereof or stated herein. By entering into this Agreement and agreeing to the Repayment, the Parties agree that the terms of the Notes are hereby amended to the extent necessary to permit the Repayment in satisfaction of the Repayment Amount.

(d) Amendment. This Agreement may only be amended in a writing signed by Company and Borrower.

(e) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the conflict of law principles of such State or of any other jurisdiction.

(f) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party hereto; it being understood and agreed that all Parties need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this Agreement with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the Parties to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Note Repayment Agreement to be executed and delivered as of the date first written above.

COMPANY:

GETAROUND, INC.

By:	/s/ Spencer Jackson
Name: Spencer Jackson
Title: Secretary

Address:

IN WITNESS WHEREOF, each of the undersigned parties has caused this Note Repayment Agreement to be executed and delivered as of the date first written above.

BORROWER:

SAM ZAID

/s/ Sam Zaid
(Signature)

Address:

HOLDINGS:

ZAID HOLDINGS LLC

/s/ Sam Zaid
(Signature)
Name: Sam Zaid Title: Member

Address: